EXHIBIT 99.1

Exhibit A

SHAREHOLDER AGREEMENT

SHAREHOLDER AGREEMENT, dated as of September 13, 2010 (this “Agreement”), by the undersigned shareholder (the “Shareholder”) of O.I. Corporation, an Oklahoma corporation (the “Company”), for the benefit of ITT Corporation, an Indiana corporation (“Parent”), and the Company.

RECITALS

WHEREAS, Parent, Oyster Acquisition Corp., an Oklahoma corporation and a direct wholly owned subsidiary of Parent (“Sub”), and the Company are entering into an Agreement and Plan of Merger, dated as of September 13, 2010 (the “Merger Agreement”), whereby, upon the terms and subject to the conditions set forth in the Merger Agreement, each issued and outstanding share of Common Stock, par value $0.10 per share, of the Company (“Company Common Stock”), not owned directly or indirectly by Parent or the Company, will be converted into the right to receive the Merger Consideration specified in Section 1.5(c) of the Merger Agreement;

WHEREAS, the Shareholder (i) owns of record the number of shares of Company Common Stock and/or (ii) owns or holds conversion rights, exchange rights, warrants or stock options (whether or not vested) to acquire that number of shares of Company Common Stock appearing on the signature page hereof (all such shares of Company Common Stock, together with any other shares of capital stock of the Company acquired by such Shareholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the “Subject Shares”); and

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has required that the Shareholder agree, and in order to induce Parent to enter into the Merger Agreement the Shareholder has agreed, to enter into this Agreement.

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein, the Shareholder agrees as follows:

1.           Covenants of Shareholder.  Until the termination of the Shareholder’s obligations in accordance with Section 3, the Shareholder agrees as follows:

(a)           At the Shareholder Meeting (or at any adjournment thereof) or in any other circumstances upon which a vote, consent or other approval with respect to the Merger or the Merger Agreement is sought, the Shareholder shall appear or otherwise cause the Subject Shares to be cast in accordance with the applicable procedures relating thereto so as to ensure that the Subject Shares are duly counted as present thereat for purposes of calculating a quorum.

(b)           At the Shareholder Meeting (or at any adjournment thereof) or in any other circumstances upon which a vote, consent or other approval with respect to the Merger or the Merger Agreement is sought, the Shareholder shall vote (or cause to be voted) the Subject Shares in favor of the Merger, the adoption of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement; provided, however, that in the event a Company Adverse Recommendation Change is made in response to a Superior Proposal and continues in effect in compliance with the Merger Agreement, the Shareholder shall not be bound by the obligations set forth in this Section 1(b).

(c)           At any meeting of shareholders of the Company (or at any adjournment thereof) or in any other circumstances upon which the Shareholder’s vote, consent or other approval is sought, the Shareholder shall vote (or cause to be voted) the Subject Shares against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any of its Subsidiaries or any other Takeover Proposal, (ii) any amendment of the Company’s Certificate of Incorporation, as amended, or Bylaws or other proposal or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal or transaction would in any manner (A) impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement, (B) reasonably be expected to result in a breach of the Merger Agreement in any respect or (C) change in any manner the voting rights of any class of capital stock of the Company, and (iii) any nomination, proposal to elect or election of any person as a director of the Company who is not a member of the Company’s Board of Directors on the date hereof.

(d)           The Shareholder shall not, nor shall the Shareholder permit any affiliate, director, officer, employee, investment banker or attorney or other advisor or representative of the Shareholder to, (i) directly or indirectly solicit, initiate or knowingly encourage the submission of, any Takeover Proposal or (ii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Takeover Proposal.

(e)           The Shareholder shall use the Shareholder’s commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Parent in doing, all things necessary, proper or advisable to support and to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement.

(f)           The Shareholder hereby agrees not to (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, “Transfer”), or enter into any contract, option or other arrangement (including any profit-sharing arrangement) with respect to the Transfer of such Shareholder’s Subject Shares to any person or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, in relation to such Shareholder’s Subject Shares.

(g)           The Shareholder further agrees not to commit or agree to take any action inconsistent with the foregoing.

2.           Representations and Warranties.  The Shareholder represents and warrants to Parent as follows:

(h)           The Shareholder is the record and beneficial owner of, and has good title to, the Subject Shares, including the shares set forth below the Shareholder’s name on the signature page hereto, free and clear of any Liens.  The Shareholder does not own, of record or beneficially, or hold any conversion rights, exchange rights, warrants or stock options to acquire, any shares of capital stock of the Company other than the Subject Shares.  The Shareholder has the sole right to vote, and the sole power of disposition with respect to, the Subject Shares, and none of the Subject Shares is subject to any voting trust, proxy or other agreement, arrangement or restriction with respect to the voting or disposition of such Subject Shares, except as contemplated by this Agreement.

(i)           The Shareholder has the legal capacity and all requisite power and authority to enter into this Agreement and to perform the Shareholder’s obligations hereunder and consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by the Shareholder.  Assuming the due authorization, execution and delivery of this Agreement by Parent, this Agreement constitutes the valid and binding agreement of the Shareholder enforceable against the Shareholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors’ rights generally and by general equitable principles.  The execution and delivery of this Agreement by the Shareholder does not and will not conflict with any agreement, order or other instrument binding upon the Shareholder, nor require the Shareholder to make or obtain any regulatory filing or approval.

3.           Termination.  The obligations of the Shareholder hereunder shall terminate upon the earlier of the termination of the Merger Agreement pursuant to Section 7.1 thereof or the Effective Time.

4.           Further Assurances.  The Shareholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

5.           Successors, Assigns and Transferees Bound.  Any successor, assignee or transferee (including a successor, assignee or transferee as a result of the death of the Shareholder, such as an executor or heir) shall be bound by the terms hereof, and the Shareholder shall take any and all actions necessary to obtain the written confirmation from such successor, assignee or transferee that it is bound by the terms hereof.

6.           Recapitalizations, Stock Dividends, etc.  If, between the date of this Agreement and the Effective Time, (a) the outstanding shares of Company Common Stock shall be increased, decreased, changed into or exchanged for a different number of shares or different class, in each case, by reason of any reclassification, recapitalization, stock split, split-up, combination or exchange of shares, (b) a stock dividend or dividend payable in any other securities of the Company shall be declared with a record date within such period, (c) any other securities of the Company shall be declared with a record date within such period or (d) any similar event shall have occurred, then the term “Subject Shares” shall be deemed to refer to and include such shares as well as all such additional shares, stock dividends and any other securities into which or for which any or all of such changes may be changed or exchanged or which are received in such transaction.

7.           Shareholder Information.  The Shareholder hereby agrees to permit Parent and the Company to publish and disclose in the Proxy Statement, any public announcement and any report filed with or furnished to the SEC the Shareholder’s identity and ownership of the Subject Shares and the nature of the Shareholder’s commitments, arrangements and understandings under this Agreement.

8.           Stop Transfer Order.  In furtherance of this Agreement, the Shareholder hereby authorizes and instructs the Company to instruct its transfer agent to enter a stop transfer order with respect to all of the Subject Shares.

9.           Remedies.  The Shareholder acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by it and that any such breach would cause Parent irreparable harm.  Accordingly, the Shareholder agrees that in the event of any breach or threatened breach of this Agreement, Parent, in addition to any other remedies at law or in equity it may have, shall be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance.

10.         No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares.  All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the Shareholder, and Parent shall have no authority to direct the Shareholder in the voting or disposition of the Subject shares, except as otherwise provided herein.

11.         Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement may be consummated as originally contemplated to the fullest extent possible.

12.         Amendment.  This Agreement may be amended only by means of a written instrument executed and delivered by both the Shareholder and Parent.

13.         Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)          This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the state of Oklahoma without regard to the conflict of law principles thereof. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of Oklahoma and the federal courts of the United States of America located in the State of Oklahoma solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in such manner as may be permitted by law shall be valid and sufficient service thereof.

(b)         EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

14.         Capitalized Terms.  Capitalized terms used in this Agreement that are not defined herein shall have such meanings as set forth in the Merger Agreement.

15.         Counterparts.  This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

16.         No Limitation on Actions of the Shareholder as Director.  In the event the Shareholder is a director of the Company, notwithstanding anything to the contrary in this Agreement, nothing in this Agreement is intended or shall be construed to require the Shareholder to take or in any way limit any action that the Shareholder may take to discharge the Shareholder’s fiduciary duties as a director of the Company.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the Shareholder has signed this Agreement as of the date first written above.

___________________________________________
Name:

Number of shares of Company
Common Stock owned on the
date hereof: ____________

Number of shares of Company
Common Stock subject to conversion rights, exchange rights, warrants and stock options owned and/or held on the date hereof: [____________]

Accepted and agreed to
as of the date first written above:

ITT Corporation

By:___________________________________
Name:
Title:

O.I. Corporation

By:____________________________________
Name:
Title:

[Signature Page to Shareholder Agreement]